================================================================================




                                AGREEMENT OF SALE

                             dated December 11, 1996

                                     between

                       Steven Rotwein, P.T., P.C., Seller

                                       and

                           New Medical Practice, P.C.

                                    Purchaser

================================================================================

                                AGREEMENT OF SALE
                                -----------------

AGREEMENT OF SALE, made December 11, 1996, among STEVEN ROTWEIN, P.T., P.C. ("Seller"), the Specialist Provider, billing entity and Medical Manager at each of the physical therapy business locations of Sportset Physical Therapy, located at 70 Maple Avenue, Rockville Centre, New York 11570, Sportset-Syosset Physical Therapy located at 10 Gordon Drive, Syosset, New York 11791, Paerdegat Physical Therapy located at 1500 Paerdegat Avenue North, Brooklyn, New York 11236 and Atrium Physical Therapy located at 235 Mill Street, Laawrence, New York 11559, and New Medical Practice, P.C., a New York Professional Corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Purchaser").

                              W I T N E S S E T H:
                              --------------------

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of the corporation Steven Rotwein, P.T., P.C. located at each of the four (4) sites noted above, such corporation doing business as noted herein and hereinafter specified, upon the terms and conditions hereinafter set forth, and

WHEREAS, Steven Rotwein is the sole shareholder of Seller,

WHEREAS, Steven Rotwein, P.T., P.C. is the Specialist Provider billing entity and medical manager of the business locations,

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1. Agreement To Sell. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, all of the assets of the four (4) businesses of Seller as noted herein.

2. The Assets of the Corporation. It is the understanding of the parties that Seller is the owner of the following assets (the "Assets"):

     (a) the equipment and general assets including patient files, goodwill, name and records acquired or owned by the business on or before the closing date (the "General Assets");

     (b)  the provider agreements noted in Exhibit A-1;

     (c) the equipment leases, contracts and agreements described in Exhibit A-2 hereto (the "Contracts");

     (d)  the   Contractual   Rights  which  seller  has  with  the   Management
          Corporations at each of the four (4) locations;

Notwithstanding anything to the contrary contained herein, there shall be excluded from the Assets, all cash on hand and in Seller's bank accounts and all patient receivables.

3. Purchase Price. The purchase price to be paid by Purchaser is Twenty Five Thousand Dollars ($25,000) payable as follows:

     (a)  Five Thousand Dollars ($5,000) at the closing.
     (b)  Twenty Thousand Dollars ($20,000) on January 1, 1997

         -

4. The Closing. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof. The closing shall be held at the offices of Purchaser and shall take place on or about December 5, 1996 (the "closing date").

5.  Closing  Documents.  At the  closing  Sellers  shall  execute and deliver to
Purchaser:

     (a) certified copies of resolutions duly adopted by the Board of Directors and Shareholder of Seller authorizing the sale of the Assets and the performance by Seller of its obligations hereunder

     (b) an opinion of Seller's counsel, Gallagher & Matthews of 11 Clinton Avenue, Rockville Center, NY 11570 dated as of the closing date, in form and substance satisfactory to Purchaser's counsel, stating such counsel's opinion that: (i) Corporation is duly organized, validly existing and in good standing under the laws of New York; (ii) Seller has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder have been duly authorized by the Board of Directors and Shareholder of Seller and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Seller; and (v) except as may be set forth in this agreement, such counsel is not representing Seller in any suit, action or proceeding against them which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement, nor is counsel aware of any other suits, actions or proceedings which would affect this transaction.


     (c) the Certificate of Incorporation, Bylaws, filing receipt and other organizational documents of Seller; any bills, vouchers, and records showing the ownership of the Assets used in the operations of Seller; and all other books of account, records and contracts of Seller; appropriate documentation evidencing the Management Companies' relationship with Seller and the Assets, including such documentation as is required to transfer Seller's interest in such Assets,

     (d)  Restrictive Covenant as enumerated in Article Nine (9),

     (e) Statement executed by Seller, releasing and indemnifying Purchaser from any and all obligations and liabilities of Seller, other than those specifically assumed herein,

     (f) such other instruments and information in form and substance satisfactory to Purchaser's attorneys as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Assets to be transferred under this agreement.

At the closing Seller shall deliver to Purchaser all keys for the businesses. If any keys for the businesses or Assets are held by employees or others, Seller shall identify such individuals, their addresses and their relationship to the Seller. Seller shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of and possession of the Assets. Seller shall advise Purchaser of, and cause to be delivered to Purchaser, all applicable trade secrets and proprietary information pertaining to the Assets of the businesses.

Except as expressly provided herein, Purchaser shall not be obligated to pay or perform any obligations or liabilities of or Seller including without limitation, obligations or liabilities of Seller to its creditors or any legal, accounting, brokerage or finder's fees or any taxes or other expenses in connection with this agreement or the consummation of the transactions contemplated hereby.

Purchaser shall execute and deliver to Seller:

Reciprocal  documentation  and Counsel opinion,  as noted in sub paragraphs (a),
(b), (c) above.

6. Representations And Warranties Of Sellers. Seller represents and warrants to Purchaser as follows:

     (a) Seller is a corporation duly organized and validly existing under the laws of New York, and is duly qualified to do business in New York. Seller has full power and authority to own its properties and to conduct its businesses as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors and Shareholder of Seller and will not conflict with or breach any provision of the Certificates of Incorporation or Bylaws of Seller, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Assets by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Seller is a party, or which are or purport to be binding upon Seller or which affect or purport to affect the Assets. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Seller.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Seller to constitute this agreement the binding and enforceable obligation of Seller or to consummate the transactions contemplated hereby.

     (c) Seller is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as set forth herein.

     (d) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Seller's knowledge, threatened against Seller, or the Assets. Seller has complied with all laws and governmental rules and regulations applicable to the businesses or the Assets. Seller has duly notified all insurance carriers or third party payers of any suspected or known claims or potential claims which may be asserted against Seller or the Assets.

     (e) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Seller's knowledge, threatened against Seller, or the Assets. Neither Seller nor the Assets are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Assets or adversely affect the conduct of the businesses by Purchaser.

     (f)  Seller has not entered  into,  and the Assets are not subject to, any:
          (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or

          (iv) similar contract or agreement affecting or relating to the Assets.

     (g) At the time of the closing, there will be no (secured or unsecured) creditors of Seller. General business creditors and equipment lessors are listed in Exhibit A-3 attached hereto. Except as set forth herein, Seller shall be liable for all other obligations incurred by Sellers prior to closing.

     (h) Identified Contracts and Equipment Leases are in full force and effect and without any default by Seller or thereunder. All copies of the Contracts and Leases provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts or Leases, except as may be set forth in Exhibit A-3 hereto.

     (i) Seller has filed each tax return, including without limitation all income, excise, property, capital gain, sales, franchise and license tax returns, required to be filed by Seller prior to the date hereof. Each such return is true, complete and correct, and Seller has paid all taxes, assessments and charges of any governmental authority required to be paid by them and have created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Seller's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Seller. Seller's federal tax identification numbers is _________________. Seller shall hold Purchaser harmless and indemnify Purchaser against all claims for taxes due from and owed by Seller.

At the closing Seller shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

7. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Seller as follows:

     (a) Purchaser is a corporation organized under the laws of New York, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its undertakings and
          obligations  as  provided  herein.   The  execution  and  delivery  by
          Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

     (c) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Purchaser's knowledge, threatened against Purchaser. Purchaser has complied with all laws and governmental rules and regulations applicable to the business. Purchaser has duly notified all insurance carriers or third party payers of any suspected or known claims or potential claims which may be asserted against Purchaser.

     (d) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser. Purchaser is not a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement.

     (e) Purchaser has filed each tax return, including without limitation all income, excise, property, capital gain, sales, franchise and license tax returns, required to be filed by Purchaser prior to the date hereof. Each such return is true, complete and correct, and Purchaser has paid all taxes, assessments and charges of any governmental authority required to be paid by them and have created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Purchaser's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Purchaser. Purchaser's federal tax identification numbers is _________________. Purchaser shall hold Seller harmless and indemnify Seller against all claims for taxes due from and owed by Purchaser.

8. Conditions To Closing. The obligations of Purchaser to close hereunder are subject to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by Seller under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b) All representations or warranties of Seller herein are true in all material respects as of the closing date. Such representations and warranties shall also survive closing.

     (c)  Satisfactory results of financial audit, as required by Purchaser.

     (d)  All Assets are in good working order, as applicable.

     (e) On the closing date, there shall be no liens or encumbrances against the Assets, except as provided for herein.

     (f) The businesses of Seller have been conducted only in the ordinary course of business. No contracts or purchase agreements/orders will have been entered into, other than in the ordinary course of business. No expenditures or credit purchases will be made by Seller other than in the ordinary course of business.

     (g) Seller, and its representatives and advisors will supply, upon request by Purchaser and its representatives, such pertinent information as may be required by Purchaser in order to conduct its due diligence survey of Seller. It is agreed that any documents or information provided hereunder shall be kept in full and complete confidence.

If this agreement is terminated as provided above in this Article 9, Seller shall return any payments made by Purchaser on account of the purchase price, whereupon all rights of Purchaser hereunder and to the businesses shall terminate, and neither Seller nor Purchaser shall have any further claim against the other hereunder.

9.  Restrictive  Covenant Not to Compete.  Seller will not, for a period of four
(4) years from the date of closing, either directly or indirectly, engage in the management or practice of physical therapy or related services, within lower Westchester County, NY (up to and including latitude of White Plains, NY), Fairfield County, CT and within a ten (10) mile radius of Seller's current addresses as listed herein. Sellers shall execute at closing, such documents as will evidence this surviving provision. To the extent a court of competent jurisdiction determines this provision to be too restrictive, the Parties agree to abide by any modification acceptable to such court.

10. Indemnification. Each party hereto shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant or other provision (including lists and Exhibits) of this agreement by such party. Seller shall indemnify and hold Purchaser harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Purchaser, due to Seller's prior acts, omissions, negligence or other wrongful conduct. Purchaser shall indemnify and hold Seller harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Seller, due to Purchaser's acts, omissions, negligence or other wrongful conduct.

11. Risk Of Loss. The risk of loss to the Assets of the businesses sold hereunder, until the closing, is assumed and shall be borne by Seller. Seller agrees to keep all of its Assets fully insured against any loss, either by fire, theft or casualty, to the date of closing. In the event that prior to closing, such Assets are totally or substantially damaged by reason of fire, theft or casualty, Purchaser may, in its sole discretion, terminate the within transaction. In such case, all money heretofore deposited with Seller or Seller's representative shall be refunded to Purchaser and the parties shall be released from any further liability hereunder. If the Purchaser elects to consummate this transaction despite such loss or damage, it may do so by paying the purchase price set forth herein, reduced by any insurance proceeds received by Seller.

12. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement other than American Health Resources, LLC. Purchaser and Seller shall indemnify, defend and hold each other harmless from and against any loss, cost, expense, claim or liability (including, without limitation, reasonable attorney's fees) arising under or in respect of any claim by any person or entity for any commission, fee or expense in respect of the transaction contemplated by this Agreement, where such claim is based in whole or in part upon any act of the indemnifying party or its representatives. The provisions of this Article shall survive the expiration, termination or cancellation of this Agreement, but shall not be construed as a covenant for the benefit of any third party.

13. Individual Seller. Steven Rotwein hereby confirms all of the representations and warranties contained herein, and agrees to indemnify and hold Purchaser harmless from and against misrepresentation or breach of any warranty by Seller or any breach or failure by Seller to comply with any term, covenant or condition of this agreement. Shareholder represents and warrants that he is the shareholder of Seller, and that he has full power and authority to carry out and perform the undertakings and obligations as provided herein. Shareholder agrees as aforesaid to induce Purchaser to enter into this agreement. No action or inaction of Seller or Purchaser, including the giving of notices, shall affect, change or discharge the obligations of the Purchaser's Guarantor hereunder.

14. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller's attorneys, Gallagher & Matthews at 11 Clinton Avenue, Rockville Center, NY 11570, and to Purchaser's attorney, Frederick C. Veit, Esq., at 2 Gannett Drive Suite 215, White Plains, NY 10604. The respective attorneys for the parties hereby are authorized to give any notice required or permitted hereunder and to agree to adjournments of the closing.

15. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

16. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

17. Changes Must Be In Writing. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

18. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

19. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

20.  Binding  Effect.  This  agreement  shall be  binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, successors and assigns.

21. Cancellation. Purchaser reserves the right to cancel this Agreement, without penalty, if any negative disclosure is discovered regarding Seller, Rotwein or their Assets, which would materially affect the value of Seller's Assets. Purchaser forfeits all rights to cancel, subsequent to actual closing.

22. Confidentiality. Each party acknowledges and agrees that any information or data it has acquired from the other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including conducting due diligence or notifying a party's lender), or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine readable form) concerning: general business operations: methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, clients and potential clients; negotiations or other business contacts with suppliers, personnel, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data and documentation; software programs, however embodied; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

SELLER:

STEVEN ROTWEIN, P.T., P.C.

ATTEST:

                                            By /s/ Steven Rotwein
                                               ------------------
                                                   Steven Rotwein

By /s/
---------------------------
        Secretary

PURCHASER:

OAK TREE MEDICAL MANAGEMENT, INC.

ATTEST:

                                            By /s/
                                               ------------------
                                                      President
By /s/
---------------------------
        Secretary

SHAREHOLDER:

                                            By /s/ Steven Rotwein
                                               ------------------
                                                   Steven Rotwein

STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

On the   day of November, 1996, before me personally came Steven Rotwein, to me known, who being duly sworn, did depose and say that he resides at

                      ; that he is the President  Steven Rotwein,  P.T.,  P.C.,

the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                 /s/
                                              -------------------------------
                                                Notary Public
                                                My commission expires on


STATE OF NEW YORK, COUNTY OF WESTCHESTER, SS.:

On the day of November, 1996, before me personally came William Kedersha, to me known, who being duly sworn, did depose and say that he resides at

                                   ;that he is the President of Oak Tree Medical

Management, Inc. the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.

                                                 /s/
                                              -------------------------------
                                                Notary Public
                                                My commission expires on


STATE OF NEW YORK, COUNTY  OF WESTCHESTER, SS.:

              On the day of November, 1996, before me personally came Steven Rotwein, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.

                                                 /s/
                                              -------------------------------
                                                Notary Public
                                                My commission expires on

                                   EXHIBIT A-1

                               Provider Agreements

                                   EXHIBIT A-2

                          Equipment, Leases, Contracts


                                       13